BANNER CORPORATION

AmericanWest Bank

Building Value at Banner

Strategic Merger with AmericanWest Bank
Investor Presentation

November 6, 2014

Safe Harbor Page

When used in this press release and in other documents filed with or furnished to the Securities and Exchange Commission (the "SEC"), in press releases or other public stockholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will," "will likely result," "may," "shall," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," "forecast," "initiative," "objective," "goal," "outlook," "priorities," "target," "intend," "evaluate," "pursue," "commence," or the negative of any of those words or phrases or similar expressions are intended to identify "forward-looking statements" within the meaning of applicable federal securities laws, including the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date such statements are made. These statements may relate to future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial information. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Statements about the expected timing, completion and effects of the proposed transactions and all other statements in this release other than historical facts constitute forward-looking statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected revenues, cost savings, synergies and other benefits from the proposed business combination of Banner and AmericanWest Bank ("AmericanWest") might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (2) the requisite shareholder and regulatory approvals for the transactions might not be obtained; (3) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from loans originated and loans acquired from other financial institutions; (4) results of examinations by regulatory authorities, including the possibility that any such regulatory authority may, among other things, require increases in the allowance for loan losses or writing down of assets; (5) competitive pressures among depository institutions; (6) interest rate movements and their impact on customer behavior and net interest margin; (7) the impact of repricing and competitors' pricing initiatives on loan and deposit products; (8) fluctuations in real estate values; (9) the ability to adapt successfully to technological changes to meet customers' needs and developments in the market place; (10) the ability to access cost-effective funding; (11) changes in financial markets; (12) changes in economic conditions in general and in Washington, Idaho, Oregon and California in particular; (13) the costs, effects and outcomes of litigation; (14) new legislation or regulatory changes, including but not limited to the Dodd-Frank Act and regulations adopted thereunder, changes in capital requirements pursuant to the Dodd-Frank Act and the implementation of the Basel III capital standards, other governmental initiatives affecting the financial services industry and changes in federal and/or state tax laws or interpretations thereof by taxing authorities; (15) changes in accounting principles, policies or guidelines; (16) future acquisitions by Banner or AmericanWest of other depository institutions or lines of business; (17) Banner's pending acquisition of Siuslaw Financial Group, Inc. or AmericanWest's pending acquisition of Greater Sacramento Bancorp may fail to be consummated; and (18) future goodwill impairment due to changes in Banner's business, changes in market conditions, or other factors.

Banner does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made except where expressly required by law.

Additional Information This communication is being made in respect of the proposed business combination involving Banner and AmericanWest. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities.

Banner will file a proxy statement on Schedule 14A with the SEC in connection with the proposed transaction, which will be sent to the Banner shareholders. Shareholders are advised to read the proxy statement when it becomes available because it will contain important information about Banner, AmericanWest and the proposed transaction. Banner also plans to file other documents with the SEC regarding the proposed transaction with AmericanWest and the pending proposed merger transaction with Siuslaw Financial Group, Inc. When filed, this document and other documents relating to the proposed transactions can be obtained free of charge from the SEC's website at www.sec.gov. These documents also can be obtained free of charge by accessing Banner's website at http://www.Bannerbank.com/AboutUs/InvestorRelations/SecuritiesandExchangeCommission(SEC)Filings/Pages/default.aspx. Alternatively, these documents, when available, can be obtained free of charge from Banner upon written request to Banner Corporation, Attn: Investor Relations, 10 South First Avenue, Walla Walla, Washington 99362 or by calling (509) 527-3636.

Banner and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Banner shareholders in connection with the proposed transaction. Information about Banner and its directors and executive officers may be found in the definitive proxy statement of Banner relating to its 2014 Annual Meeting of Stockholders filed with the SEC by Banner on March 24, 2014. The definitive proxy statement can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such participants will be included in the proxy statement and other relevant documents regarding the proposed transaction filed with the SEC when they become available, copies of which may also be obtained free of charge from the sources indicated above.

Company Overviews

BANNER CORPORATION

Headquarters	Walla Walla, WA
Branches	94
Total Assets ($mm)	$4,759
Gross Loans ($mm)	$3,800
Total Deposits ($mm)	$3,991
Tangible Common Equity ($mm)	$571
MRQ Cost of Deposits (%)	0.19%
NPAs / Assets (%)	1.05%

Company Highlights

- Regional bank with $4.8 billion in total assets that has been serving Pacific Northwest communities since 1890
- Solid earnings driven by low-cost funding base
- Strong loan growth and capital position
- Excellent credit evaluation, administration and work-out capabilities
- Pending acquisition of Siuslaw Financial Group, Inc. ("Siuslaw") which has $399 million in assets and 10 branches

AmericanWest Bank[1]

Headquarters	Seattle, WA
Branches	94
Total Assets ($mm)	$4,095
Gross Loans ($mm)	$2,570
Total Deposits ($mm)	$3,229
Tangible Common Equity ($mm)	$480
MRQ Cost of Deposits (%)	0.19%
NPAs / Assets (%)	0.85%

Company Highlights

- Regional bank founded in 2010, currently with $4.1 billion in assets
- Completed eight whole bank acquisitions and one branch acquisition
- Strong capital position
- Solid net interest margin and low-cost core deposit funding base
- Pending acquisition of Greater Sacramento Bancorp ("GSCB") which has $481 million in assets and 4 branches

[1] Financial data in this presentation is for the holding company of AmericanWest Bank, unless otherwise stated

Source: SNL Financial and company documents

Transaction Highlights

Strategically Attractive

- Transforms Banner into the 12th largest publicly-owned bank headquartered in the Western US
- Leverages Super Community Bank model across a network of approximately 190 branches in five states
  - Combined company obtains a top four deposit market share among regional banks in Washington and Oregon
  - Covering a total population of 35.9 million people
  - Serving nine of the top 20 MSAs by population in the 10 western state area
- Provides entry into attractive markets with compelling demographic trends
  - Median household income of $56,236 vs. $51,579 nationwide
  - Average five-year projected population growth of 4.57%
  - Average MSA population of new markets is 1.4 million people
- Combines complementary lending strategies
- Lowers loan / deposit ratio with AmericanWest's low-cost core deposit base and provides additional net interest margin protection

Well-Positioned for Successful Execution

- Combined track record of 11 successful whole bank merger integrations over the last 8 years
- Disciplined credit cultures at both institutions
  - NPAs at AmericanWest were acquired and marked at the time of acquisition
  - Subsequent performance has exceeded expectations
- Reasonable, identified synergies: 13% of combined company non-interest expense base as of 3Q14
- Solid pro forma capital position with room for continued growth

Enhances Shareholder Value

- Expected to be accretive to 2015 earnings per share when excluding transaction-related expenses
- 2016 Estimated GAAP EPS accretion of 13% to Banner
- 15% IRR
- Tangible book value dilution projected to be earned back in approximately 5 years

Building Value at Banner

Source: SNL Financial

Transaction Summary

Name	• Banner Corporation / Banner Bank
Headquarters	• Walla Walla, WA
Management	• President and Chief Executive Officer: Mr. Mark Grescovich (current Banner CEO) • Chief Financial Officer, Banner Corporation: Mr. Lloyd Baker (current Banner CFO) • Chief Financial Officer, Banner Bank: Mr. Peter Conner (current AmericanWest CFO) • Chief Integration Officer: Mr. James Claffee (current AmericanWest COO) • Chief Credit Officer: Mr. Rick Barton (current Banner CCO) • Executive Vice President of Retail Banking: Ms. Cindy Purcell (currently holds same position at Banner)
Board	• 12 Banner / 5 AmericanWest
Consideration	• $130 million in cash and 13.23 million shares of Banner common stock
Deal Value	• $702 million value of total consideration[1] – Total stock consideration of $572 million; total cash consideration of $130 million – P / TBV: 146% compared to median of 166% for nationwide precedent transactions[2] – P / 2015E Net Income: 25.1x compared to median of 18.4x for nationwide precedent transactions[2] – P / 2015E Net Income after synergies[3]: 13.4x
Ownership[4]	• 61.2% Banner / 38.8% AmericanWest
Timing	• Expected to close in Q2 2015

[1] Calculated deal value assumes Banner's closing stock price per share of $43.20 as of November 4, 2014
[2] Includes all bank and thrift M&A transactions with deal value between $250 million and $1 billion since January 1, 2013
[3] Assumes fully phased-in synergies of $37.5 million pre-tax
[4] Ownership reflects the shares to be issued in the pending acquisition of Siuslaw by Banner
Source: SNL Financial

Why AmericanWest?

- Experienced management team and complementary business model and culture
- Readily identifiable cost savings from rationalization of AmericanWest expense base and potential revenue synergies from broader customer base
- Proven credit discipline
- Low-cost funding base
- Merger experience to enhance combined company's integration team
- Strengthens and expands Banner's geographic footprint

AmericanWest Bank

Super Community Bank Branch Network


Vancouver
Olympia
Portland
Salem
OREGON
IDAHO
Helena
NEVADA
UTAH
San Francisco
San Jose
CALIFORNIA
Las Vegas
Los Angeles
ARIZONA
Phoenix
Mexicali
Banner
AmericanWest

Oregon Deposit Market				
Rank	Company	Branches (#)	Total Deposits ($mm)	Deposit Market Share (%)
1	U.S. Bancorp	197	12,972	21.04
2	Wells Fargo & Co.	123	10,057	16.31
3	Bank of America Corp.	69	9,138	14.82
4	Umpqua Holdings Corp.	122	6,147	9.97
5	JPMorgan Chase & Co.	116	4,906	7.96
6	KeyCorp	75	3,419	5.55
7	Columbia Banking System Inc.	61	2,389	3.87
8	Washington Federal Inc.	49	2,002	3.25
–	Pro Forma	-	1,545	2.51
9	Cascade Bancorp	25	1,325	2.15
10	BNP Paribas SA	26	1,173	1.90
11	Banner[1]	31	1,157	1.88
15	AmericanWest	14	388	0.63
	Market Total (Others = 41)	1,034	61,655	

Washington Deposit Market				
Rank	Company	Branches (#)	Total Deposits ($mm)	Deposit Market Share (%)
1	Bank of America Corp.	189	25,422	20.76
2	Wells Fargo & Co.	160	14,161	11.56
3	U.S. Bancorp	189	12,941	10.57
4	JPMorgan Chase & Co.	211	12,235	9.99
5	KeyCorp	162	8,935	7.30
6	Umpqua Holdings Corp.	110	5,039	4.11
7	Washington Federal Inc.	82	4,893	4.00
–	Pro Forma	-	4,030	3.29
8	Columbia Banking System Inc.	78	3,655	2.98
9	W.T.B. Financial Corp.	26	3,193	2.61
10	Mitsubishi UFJ Financial Group Inc.	42	3,098	2.53
11	Banner	65	2,878	2.35
16	AmericanWest	35	1,151	0.94
	Market Total (Others = 77)	1,826	122,464	

- Strengthens Pacific Northwest presence: combined company ranks in the top four by deposit market share among regional banks in Washington and Oregon
- Opens attractive growth opportunities in California, Utah, and Southern Oregon
- Provides opportunities for synergies related to scale and overlap

Building Value at Banner

[1] Pro forma for Banner's pending acquisition of Siuslaw
Based on June 30, 2014 FDIC summary of deposits data
Source: SNL Financial

Pro Forma Loan & Deposit Composition

Loan Composition[1,2,3]

Banner


4.1%
19.6%
16.9%
5.3%
5.9%
10.4%
38.1%

MRQ Yield on Loans: 4.87%
Gross Loans & Leases ($mm): $4,009

AmericanWest[4]


13.1%
1.4%
21.0%
4.6%
2.4%
10.4%
47.2%

MRQ Yield on Loans: 5.00%
Gross Loans & Leases ($mm): $2,705

Combined Company[4]


3.0%
20.2%
15.3%
5.4%
7.4%
7.1%
41.8%

MRQ Yield on Loans: 4.92%
Gross Loans & Leases ($mm): $6,714

- 1-4 Family
- Multifamily
- Commercial Real Estate
- Construction & Development
- Farm & Agricultural
- Commercial & Industrial
- Consumer & Other

Deposit Composition[1,2,3]

Banner


10.5%
9.7%
32.5%
37.0%
10.3%

MRQ Cost of Deposits: 0.19%
Total Deposits ($mm): $4,227

AmericanWest[4]


9.1%
26.0%
12.6%
3.4%
48.9%

MRQ Cost of Deposits: 0.21%
Total Deposits ($mm): $3,580

Combined Company[4]


9.9%
11.0%
29.5%
7.1%
42.4%

MRQ Cost of Deposits: 0.20%
Total Deposits ($mm): $7,807

- Non-Interest Bearing Deposits
- Transaction Accounts
- MMDA & Savings
- Time Deposits < $100K
- Time Deposits > $100K

Source: SNL Financial and company documents; based on regulatory financial data, unless otherwise noted

[1] Does not include purchase accounting adjustments on pending transactions
[2] Banner balances reflect incorporation of the pending acquisition of Siuslaw; AmericanWest balances reflect incorporation of the pending acquisition of GSCB
[3] Banner financial data is at the consolidated holding company level and financial data for Siuslaw, AmericanWest and GSCB is at the bank level; Banner deposit data based on GAAP financial data
[4] Yield on Loans and Cost of Deposits include benefit of purchase accounting adjustments from prior acquisitions

Expands Banner's Successful Value Proposition

Super Community Bank providing broad product offerings to middle market, small business and consumer client base with high levels of responsiveness via relationship banking.

- Broad and appropriate product offerings to serve middle market, small business and consumer client base
- Measured growth strategies in desirable markets
- Protect net interest margin by growing core deposit base
- Decision making as close to client as possible
- Focus on credit quality
- Maintaining moderate credit risk and risk-appropriate capital
- Experienced senior and executive management
- Responsiveness through relationship banking
- Focus on expanding revenue channels
- Alignment of delivery channels to maximize execution of strategic plan
- Community investment and involvement

Proven Performance to Transform the Combined Company

	Banner Performance	Opportunities
Profitability and Growth		• Proven client acquisition model can be expanded in new markets • Strong core deposit base and lower loan/deposit ratio offers additional NIM protection
Scale Opportunities		• Deal-related cost synergies • Increased scale in Pacific Northwest markets • Expanded client base and increased combined resources provide for greater cross-selling opportunities
Franchise Value		• Continue to build strong, local core deposits of combined company • Opportunity to further increase non-interest bearing deposits of the combined franchise • Opportunity for additional penetration in diverse growth markets

$5.2
$5.0
$4.8
$4.6
$4.4
$4.2
$4.0
1.80%
1.50%
1.20%
0.90%
0.60%
0.30%
0.00%
Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14
Total Assets ($mm)
LTM ROAA (%)

100.0%
90.0%
80.0%
70.0%
60.0%
Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14
LTM Efficiency Ratio

1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14
LTM Cost of Deposits (%)
Non-Int Bear Dep/ Total Deposits (%)

Building Value at Banner

Source: SNL Financial

Low Execution Risk:
Retention of Key Personnel & Proven Integration

- Scott Kisting (AmericanWest's Chairman and CEO) will serve as a consultant to the combined company for six months after closing
- Jim Claffee (current AmericanWest President and COO) will act as the Chief Integration Officer
- Peter Conner (current AmericanWest CFO) will act as CFO of Banner Bank
- Both Banner and AmericanWest have proven track records of timely and seamless integrations with acquired institutions
- Comprehensive due diligence completed by both parties

Year	Recent Acquisitions	State	Asset Size[1]
Banner Acquisitions:			
2014	Siuslaw Financial Group, Inc.	OR	$360 Million
2014	6 Branches from Umpqua Holdings Corporation	OR	$212 Million
2013	1 Branch from SKBHC Holdings LLC	WA	$10 Million
2007	NCW Community Bank	WA	$90 Million
2006	San Juan Financial Holding Company	WA	$151 Million
2006	F&M Bank	WA	$406 Million
AmericanWest Acquisitions:			
2014	Greater Sacramento Bancorp	CA	$468 Million
2013	8 Branches from First PacTrust Bancorp, Inc.	CA	$464 Million
2012	PremierWest Bancorp	OR	$1.2 Billion
2012	ICB Financial	CA	$227 Million
2012	Security Business Bancorp	CA	$233 Million
2011	Viking Financial Services Corporation	WA	$405 Million
2011	Sunrise Bank	CA	$232 Million
2011	Bank of the Northwest	WA	$146 Million
2010	AmericanWest Bank	WA	$1.5 Billion
2010	Starbuck Bancshares, Inc.	MN	$18 Million

[1] Equal to total deposits transferred for branch acquisitions
Source: SNL Financial and company documents

Key Merger Assumptions

Cost Synergies	• $37.5 million fully-phased in by 2016 (13% of combined company Q3 '14 non-interest expense)
One-time Charges	• $50 million pre-tax
Branch Divestiture	• Either no or limited potential HHI-related branch divestitures
Pending Acquisitions	• Assumes the acquisitions of Siuslaw and GSCB close before the effective date of this merger
Core Deposit Intangible	• ~1.5% of projected pro forma non-time deposits amortized over 8 years (accelerated methodology)
Credit & Rate Marks	• Gross loan mark of 2.50% ($76 million) – Credit mark of $62 million – Interest rate mark $14 million – Partially offset by existing credit marks ($45 million estimated as of Q2 '15) booked in connection with AmericanWest's prior acquisitions and AmericanWest's projected $17.5 million ALLL
Balance Sheet Restructuring	• $275 million reduction in securities portfolio at closing
Revenue Synergies	• None assumed but significant opportunities

Transaction Financial Highlights

Overview

- Creates a scale player headquartered in the Pacific Northwest with:
  - $1.4+ billion market cap
  - $9.7 billion in assets
  - Growth opportunities in 9 of the top 20 MSAs in the 10 western state area by population
- Expected to be accretive to 2015 earnings per share when excluding transaction-related expenses
- Compelling estimated fully phased-in earnings accretion of 13%
- Appropriate projected earnback period on initial tangible book value dilution
- Pricing and financial impact are expected to be in line with similar transactions

Merger Impact

2016 EPS (100% synergy phase in)	Median Analyst Estimate[1]	Pro Forma[2]
Projected Accretion to Banner	$2.88	13%

Projected Profitability Measures	
2016 ROAA	1.1%
2016 ROATCE	11%
Internal Rate of Return	15%

Tangible Book Value Per Share	
Projected Impact to Banner at Close	(10.1%)
Projected Earnback Period	5 years

Capital at Close	Banner	Pro Forma	Regulatory Minimum
TCE / TA	11.5%	9.7%	-
Tier 1 Leverage Ratio	13.1%	9.8%	4.0%
Tier 1 Common	13.7%	10.7%	5.0%
Total Risk Based Capital	16.8%	12.8%	8.0%

[1] Based on Bloomberg analyst estimates
[2] Assumes $32.8 million in 2016 stand-alone net income for AmericanWest, fully-phased in cost savings and purchase accounting adjustments
Source: SNL Financial and Bloomberg

Banner & AmericanWest:
A Compelling Combination

- Entry into Geographically Diverse, and Demographically Attractive Markets
- Strong Growth Potential in Well-Populated Markets
- Complementary to Banner Franchise

- Similar Corporate Culture
- Low Cost Deposit Structure
- Talented Management Team
- Clean Credit Profile


Strategically Attractive Markets
Strong Addition to Franchise
Financially Attractive Transaction
Low Execution Risk

- Projected to be Earnings Accretive
- Attractive Expected Returns
- Modest Tangible Book Value Dilution
- Effectively Deploys Excess Capital

- Retention of Key Executives
- Banner and AmericanWest Both Have Histories of Timely and Seamless Integrations
- Comprehensive Due Diligence Performed

Conclusions

- Strategically attractive transaction creating an approximately $9.7 billion in assets institution in an attractive, broadly diverse set of markets with favorable demographics

- Experienced management teams and strong credit profiles minimize execution risk while enabling significant levels of cost savings

- Financially appealing and transformative transaction that meets or exceeds Banner's merger criteria and provides compelling expected earnings accretion and returns